JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April [ ], 2007

        The undersigned holder of common shares of beneficial interest of John Hancock Patriot Premium Dividend Fund I (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments.  SEE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

(1)(a) Not applicable to the Fund.

(1)(b) Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

         FOR  [_]                AGAINST [_]            ABSTAIN  [_]

(3)   To elect the following nominees as Trustees of the Fund:
         (1)  James R. Boyle; and
         (2)  Steven R. Pruchansky.

                   FOR ALL [_]        WITHHOLD ALL [_]


          [_] --------------------------------------------
                For all nominees except as noted above

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Signature: ___________ Date: ___________

----------------------------------------------------------------------------------------------------------------------------------
                   [arrow up] FOLD AND DETACH HERE [arrow up]

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner
             as if you marked, signed and returned your proxy card.

----------------------------------------------------------------------------------------------------------------------------------
                   Internet                                 Telephone                                  Mail
      http://www.proxyvoting.com/pdf                      866-540-5760
Use the  Internet  to vote  your  proxy.     Mark,  sign and date your proxy card and    Mark,  sign and date your proxy card and
Have  your  proxy  card in hand when you     return it in the enclosed  postage- paid    return it in the enclosed  postage- paid
access   the  web  site.   You  will  be     envelope.                                   envelope.
prompted to enter your  control  number,
located in the box below,  to create and
submit an electronic ballot.


----------------------------------------------------------------------------------------------------------------------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I

      The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Patriot Premium Dividend Fund I (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon Shone and Thomas Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

(1)(a)  Not applicable to the Fund.

(1)(b)  Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

         FOR  [_]                AGAINST  [_]           ABSTAIN  [_]

(3)   To elect the following nominee as a Trustee of the Fund:
         (1)Patti McGill Peterson.

                 FOR [_]                  WITHHOLD [_]

Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals and nominees listed above. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Date:____________, 2007

-----------------------------
Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------


                                 Welcome to the
                  John Hancock Patriot Premium Dividend Fund I
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April [ ], 2007


        The undersigned holder of common shares of beneficial interest of John Hancock Patriot Premium Dividend Fund I (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.
--------------------------------------------------------------------------------

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
--------------------------------------------------------------------------------

          Welcome to the John Hancock Patriot Premium Dividend Fund I
                             2007 Proxy Voting Site

   Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                    The Board of Trustees recommends a vote
                          FOR the following Proposals.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

        ---------------------------------------------------------------
                Click Here To Vote Individually On Each Proposal
        ---------------------------------------------------------------

       -------------------------------------------------------------------

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------


          To Vote Separately On Each Proposal - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
               The Board recommends a vote FOR Proposals 1 and 2.
================================================================================

================================================================================
  PROPOSAL 1(a)
Not applicable to the Fund.
================================================================================

================================================================================
  PROPOSAL 2
To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

  For[ ]                  Against[ ]            Abstain[ ]
================================================================================

================================================================================
  PROPOSAL 3
To elect the following nominees as Trustees of the Fund:
      (1)   James R. Boyle; and
      (2)   Steven R. Pruchansky.
================================================================================

 FOR ALL [ ]           WITHHOLD ALL [ ]            FOR ALL EXCEPT[ ]
                                                     [ ]01 James R. Boyle
                                                     [ ]02 Steven R. Pruchansky

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
                ----------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------



                      THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                              Your Control Number:

Trustees:
You Voted:
Proposal 2:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE
Please exit your browser program as you normally do.

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April [ ], 2007

        The undersigned holder of common shares of beneficial interest of John Hancock Patriot Select Dividend Trust (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments.  SEE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

(1)(a)  Not applicable to the Fund.

(1)(b)  Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

         FOR  [_]         AGAINST  [_]           ABSTAIN  [_]

(3)   To elect the following nominees as Trustees of the Fund:
         (1)James R. Boyle;and
         (2)Steven R. Pruchansky.

                   FOR ALL [_]          WITHHOLD ALL [_]

       [_]  ---------------------------------------------
            For all nominees except as noted above

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Signature: ___________ Date: ___________

---------------------------------------------------------------------------------------------------------------------------------
                   [arrow up] FOLD AND DETACH HERE [arrow up]

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner
             as if you marked, signed and returned your proxy card.

---------------------------------------------------------------------------------------------------------------------------------
               Internet                                   Telephone                              Mail
    http://www.proxyvoting.com/div                       866-540-5760

Use the  Internet  to vote  your  proxy.    Use  any  touch-tone  telephone  to vote    Mark,  sign and date your proxy card and
Have  your  proxy  card in hand when you    your  proxy.  Have your proxy OR card in    return it in the enclosed  postage- paid
access   the  web  site.   You  will  be    hand when you call. You will be prompted    envelope.
prompted to enter your  control  number,    to enter your control number, located in
located in the box below,  to create and    the  box  below,  and  then  follow  the
submit an electronic ballot.                directions given.
----------------------------------------------------------------------------------------------------------------------------------

                             If you vote your proxy by Internet or by telephone,
                                 you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

      The undersigned holder of Auction Market Preferred Shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Select Dividend Trust (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon Shone and Thomas Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

(1)(a)  Not applicable to the Fund.

(1)(b)  Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

         FOR  [_]        AGAINST  [_]           ABSTAIN  [_]

(3) To elect the following nominee as a Trustee of the Fund:
      (1)   Patti McGill Peterson.

                 FOR [_]         WITHHOLD [_]

Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals and nominees listed above. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Date:____________, 2007

-----------------------------
Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------


                                 Welcome to the
                   John Hancock Patriot Select Dividend Trust
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April [ ], 2007


        The undersigned holder of common shares of beneficial interest of John Hancock Patriot Select Dividend Trust (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.
--------------------------------------------------------------------------------

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------


           Welcome to the John Hancock Patriot Select Dividend Trust
                             2007 Proxy Voting Site

   Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                    The Board of Trustees recommends a vote
                          FOR the following Proposals.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

        ---------------------------------------------------------------
                Click Here To Vote Individually On Each Proposal
        ---------------------------------------------------------------


      -------------------------------------------------------------------

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------


          To Vote Separately On Each Proposal - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
               The Board recommends a vote FOR Proposals 1 and 2.
================================================================================

================================================================================
  PROPOSAL 1(a)
Not applicable to the Fund.
================================================================================

================================================================================
  PROPOSAL 2
To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

  For[ ]                  Against[ ]            Abstain[ ]
================================================================================

================================================================================
  PROPOSAL 3
To elect the following nominees as Trustees of the Fund:
      (1)  James R. Boyle; and
      (2)  Steven R. Pruchansky.
================================================================================

 FOR ALL [ ]            WITHHOLD ALL [ ]        FOR ALL EXCEPT[ ]
                                                  [ ]01 James R. Boyle
                                                  [ ]02 Steven R. Pruchansky

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
                              --------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------




                      THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                              Your Control Number:

Trustees:
You Voted:
Proposal 2:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE
Please exit your browser program as you normally do.

                   JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April [ ], 2007

        The undersigned holder of common shares of beneficial interest of John Hancock Patriot Global Dividend Fund (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments.  SEE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

(1)(a)  Not applicable to the Fund.

(1)(b)  Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

         FOR  [_]               AGAINST  [_]            ABSTAIN  [_]

(3)   To elect the following nominees as Trustees of the Fund:
         (1)James R. Boyle;and
         (2)Steven R. Pruchansky.

                   FOR ALL [_]              WITHHOLD ALL [_]

                [_] ----------------------------------------
                    For all nominees except as noted above

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Signature: ___________ Date: ___________

-----------------------------------------------------------------------------------------------------------------------------------
                   [arrow up] FOLD AND DETACH HERE [arrow up]

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner
             as if you marked, signed and returned your proxy card.

-----------------------------------------------------------------------------------------------------------------------------------
                Internet                              Telephone                                       Mail
     http://www.proxyvoting.com/pgd                 866-540-5760

Use the  Internet  to vote  your  proxy.    Use  any  touch-tone  telephone  to vote     Mark,  sign and date your proxy card and
Have  your  proxy  card in hand when you    your  proxy.  Have your proxy OR card in     return it in the enclosed  postage- paid
access   the  web  site.   You  will  be    hand when you call. You will be prompted     envelope.
prompted to enter your  control  number,    to enter your control number, located in
located in the box below,  to create and    the  box  below,  and  then  follow  the
submit an electronic ballot.                directions given.
-----------------------------------------------------------------------------------------------------------------------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                   JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND

      The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Global Dividend Fund (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon Shone and Thomas Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

(1)(a)Not applicable to the Fund.

(1)(b)Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

         FOR  [_]               AGAINST  [_]            ABSTAIN  [_]

(3)   To elect the following nominee as a Trustee of the Fund:
         (1)Patti McGill Peterson.

                 FOR [_]          WITHHOLD [_]

Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals and nominees listed above. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Date:____________, 2007

-----------------------------
Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------


                                 Welcome to the
                   John Hancock Patriot Global Dividend Fund
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April [ ], 2007


        The undersigned holder of common shares of beneficial interest of John Hancock Global Dividend Fund (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

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               Click here to continue to the secure voting site.
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          If your browser does not support SSL encryption, click here.
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






 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
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            Welcome to the John Hancock Patriot Global Dividend Fund
                             2007 Proxy Voting Site

   Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                    The Board of Trustees recommends a vote
                          FOR the following Proposals.

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             Click Here To Vote As The Board Of Trustees Recommends
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        ---------------------------------------------------------------
                Click Here To Vote Individually On Each Proposal
        ---------------------------------------------------------------


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


 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
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          To Vote Separately On Each Proposal - Check The Boxes Below:
          ------------------------------------------------------------

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               The Board recommends a vote FOR Proposals 1 and 2.
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  PROPOSAL 1(a)
Not applicable to the Fund.
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  PROPOSAL 2
To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

  For[ ]                  Against[ ]            Abstain[ ]
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  PROPOSAL 3
To elect the following nominees as Trustees of the Fund:
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 FOR ALL [ ]          WITHHOLD ALL [ ]              FOR ALL EXCEPT[ ]
                                                     [ ]01 James R. Boyle
                                                     [ ]02 Steven R. Pruchansky

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
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                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
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




 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
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                      THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                              Your Control Number:

Trustees:
You Voted:
Proposal 2:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE
Please exit your browser program as you normally do.

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April [ ], 2007

        The undersigned holder of common shares of beneficial interest of John Hancock Patriot Preferred Dividend Fund (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.
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Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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Address Change/Comments (Mark the corresponding box on the reverse side)
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


[  ] Please Mark Here for Address Change or Comments.  SEE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

(1)(a)   Not applicable to the Fund.

(1)(b)   Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

                 FOR  [_]        AGAINST  [_]          ABSTAIN  [_]

(3)     To elect the following nominees as Trustees of the Fund:
         (1)    James R. Boyle;and
         (2)    Steven R. Pruchansky.

                   FOR ALL [_]        WITHHOLD ALL [_]

                   [_]  ----------------------------------------
                          For all nominees except as noted above

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Signature: ___________ Date: ___________

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                   [arrow up] FOLD AND DETACH HERE [arrow up]

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner
             as if you marked, signed and returned your proxy card.

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                 Internet                                    Telephone                              Mail
      http://www.proxyvoting.com/ppf                        866-540-5760

Use the  Internet  to vote  your  proxy.    Use  any  touch-tone  telephone  to vote     Mark,  sign and date your proxy card and
Have  your  proxy  card in hand when you    your  proxy.  Have your proxy OR card in     return it in the enclosed  postage- paid
access   the  web  site.   You  will  be    hand when you call. You will be prompted     envelope.
prompted to enter your  control  number,    to enter your control number, located in
located in the box below,  to create and    the  box  below,  and  then  follow  the
submit an electronic ballot.                directions given.
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

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

      The undersigned holder of Auction Rate Preferred Shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Preferred Dividend Fund (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon Shone and Thomas Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

(1)(a)  Not applicable to the Fund.

(1)(b)  Not applicable to the Fund.

(2) To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

         FOR  [_]         AGAINST  [_]          ABSTAIN  [_]

(3)     To elect the following nominee as a Trustee of the Fund:
         (1)    Patti McGill Peterson.

                 FOR [_]              WITHHOLD [_]

Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals and nominees listed above. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Date:____________, 2007

-----------------------------
Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

 John Hancock                                                          Mellon
 -----------------                                   Mellon Investor Services
 JOHN HANCOCK FUNDS                                A Mellon Financial Company
-------------------------------------------------------------------------------


                                 Welcome to the
                 John Hancock Patriot Preferred Dividend Fund
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April [ ], 2007


        The undersigned holder of common shares of beneficial interest of John Hancock Preferred Dividend Fund (the "Fund") hereby appoints KEITH F. HARTSTEIN, GORDON SHONE and THOMAS KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on [ ], April [ ], 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.
   ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
 John Hancock                      |                                  Mellon
 -----------------                 |                Mellon Investor Services
 JOHN HANCOCK FUNDS                |              A Mellon Financial Company
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

          Welcome to the John Hancock Patriot Preferred Dividend Fund
                             2007 Proxy Voting Site

   Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                    The Board of Trustees recommends a vote
                          FOR the following Proposals.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

        ---------------------------------------------------------------
                Click Here To Vote Individually On Each Proposal
        ---------------------------------------------------------------


    ------------------------------------------------------------------------

-------------------------------------------------------------------------------
 John Hancock                      |                                  Mellon
 -----------------                 |                Mellon Investor Services
 JOHN HANCOCK FUNDS                |              A Mellon Financial Company
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



          To Vote Separately On Each Proposal - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
               The Board recommends a vote FOR Proposals 1 and 2.
================================================================================

================================================================================
  PROPOSAL 1(a)
Not applicable to the Fund.
================================================================================

================================================================================
  PROPOSAL 2
To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.
================================================================================

================================================================================
  PROPOSAL 3
To elect the following nominees as Trustees of the Fund:
================================================================================

 FOR ALL [ ]            WITHHOLD ALL  [ ]           FOR ALL EXCEPT[ ]
                                                    [ ]01 James R. Boyle
                                                    [ ]02 Steven R. Pruchansky

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
--------------------------------------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

-------------------------------------------------------------------------------
 John Hancock                      |                                  Mellon
 -----------------                 |                Mellon Investor Services
 JOHN HANCOCK FUNDS                |              A Mellon Financial Company
-------------------------------------------------------------------------------




                      THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                              Your Control Number:

Trustees:
You Voted:
Proposal 2:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE
Please exit your browser program as you normally do.